UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza	61710-0001
Bloomington, IL
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Bell, Boyd & Lloyd LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2008

Date of reporting period: 11/30/2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2008

State Farm Associates' Funds Trust

ANNUAL REPORT

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com**®, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Table of Contents
Message to Shareholders	1

Management’s Discussion of Fund Performance

State Farm Growth Fund	3

State Farm Balanced Fund	6

State Farm Interim Fund	9

State Farm Municipal Bond Fund	11

Expense Example (unaudited)	15

Board Approval of Investment Advisory Agreement	16

Schedule of Investments

State Farm Growth Fund	19

State Farm Balanced Fund	21

State Farm Interim Fund	28

State Farm Municipal Bond Fund	29

Financial Statements

Statements of Assets and Liabilities	44

Statements of Operations	45

Statements of Changes in Net Assets	46

Notes to Financial Statements	48

Financial Highlights	54

Report of Independent Registered Public Accounting Firm	58

Management Information	59

This report must be accompanied or preceded by a prospectus for the State Farm Associates’ Funds Trust.

Distributor: State Farm VP Management Corp.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

annual report

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2008. In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

In the 2008 fiscal year, the financial markets experienced significant levels of price volatility with major equity market indices declining over –35% and major fixed income markets generating a range of small positive to negative total returns. Three of the four Funds achieved total returns for the 12-month period ended November 30, 2008, that exceeded the total returns of their respective benchmarks.

Average Annual Total Returns (as of November 30, 2008)[1]

Annual Total Returns
Fund	1-year
State Farm Growth Fund	-29.57%
Benchmark: S&P 500® Index	-38.09%

State Farm Balanced Fund	-17.88%
Benchmark: Blended benchmark*	-23.70%

State Farm Interim Fund	7.09%
Benchmark: Barclays Capital 1-5 Year U.S. Treasury Index	8.15%

State Farm Municipal Bond Fund	1.30%
Benchmark: Barclays Capital Municipal Bond Index	-3.61%

* 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. It is not possible to invest directly in an index.

[1]	Sources: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC).

S&P 500 Index return provided by Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index. The Barclays Capital Intermediate Gov/Credit Index contains approximately 3,411 U.S. Treasury, corporate and other securities with an average maturity of about 4.50 years.

The Barclays Capital 1-5 Year U.S. Treasury Index return provided by Barclays Capital Inc. The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital Municipal Bond Index return provided by Barclays Capital Inc. The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Equity markets as represented by the S&P 500 Index, generated a –38.09% total return for the 12-month period ended November 30, 2008, driven by many factors, including continued deterioration in the housing market, a broad decline in corporate earnings, concerns regarding potential consumer and corporate credit defaults, and significant failures in the U.S. financial system. The U.S. government initiated a number of wide-ranging programs in an effort to help stabilize the financial markets following the failure of several large financial institutions, including Lehman Brothers Inc. in September 2008. In addition to these programs, the Federal Reserve acted seven times throughout the fiscal year, lowering the Fed Funds Rate from 4.50% in December 2007 to 1.00% by November 2008.

Bond markets, as represented by the Barclays Capital 1-5 Year U.S. Treasury Index, generated a total return of 8.15% during the 12-month period ended November 30, 2008, as the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower. The yield on 10-year U.S. Treasuries fell from 3.89% on December 3, 2007, to 2.93% on November 30, 2008. Short-term yields experienced an even more dramatic move down, with 3-month U.S. Treasury yields declining 305 basis points from 3.06% on December 3, 2007, to only 0.01% on November 30, 2008.2

While dramatic changes in the markets are part of investing, State Farm Investment Management Corp.’s adherence to a disciplined, long-term approach to managing investment risk has remained constant.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Colleen Van Dyke

Vice President

State Farm Investment Management Corp.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Growth Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we don’t make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the fiscal year, lowering the Fed Funds Rate from 4.50% in December 2007 to 1.00% by November 2008.

Oil prices were volatile throughout the year. Oil prices began the period at around $89/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $55/barrel by the end of November 2008, a decline of over -38% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period December 2007 through November 2008, the U.S. dollar increased by approximately 13% to $1.27/Euro. Versus the British pound, the U.S. dollar rose by 26% during the period to $1.53/£.

The 12-month total return for the S&P 500 Index was -38.09% for the period ended November 30, 2008. Corporate earnings per share and price/earnings valuations for the S&P 500 Index companies each contracted by approximately 20% while the dividend return added approximately 2.5% to total returns.

Provide an illustration of the Fund’s investments.

*	Illustrated by Industry and based on total net assets as of November 30, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 8 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2008, the State Farm Growth Fund had a total return of -29.57% after expenses, compared to a -38.09% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Companies in the State Farm Growth Fund that achieved positive returns in the period were from the Retailers, Agriculture, Foods, & Beverage, and Media & Broadcasting industries. Wal-Mart Stores, Inc. (2.92% of total net assets) gained 17%. Meanwhile, Campbell Soup Co., and Viacom Inc. Class B were up 4%, and 2%, respectively, before being completely sold from the Fund.

The Fund’s overall largest holding, ExxonMobil (8.18% of total net assets), declined -10% for the 1-year period, outperforming both the S&P 500 Index and the Energy sector of the S&P 500 Index, which declined over - 28% for the 1-year period. Chevron Corp. (3.27% of total net assets) also outperformed the S&P 500 Index, declining -10% for the 1-year period. Other large holdings in the Oil and Gas industry include: BG Group PLC (1.77% of total net assets) down -32%, BP PLC (1.19% of total net assets) down -33%, Royal Dutch Shell PLC Class A (1.08% of total net assets) down -34%, and Bill Barrett Corp. (0.90% of total net assets) down -42%. In total, exposure to the Oil and Gas industry was 17.93% of Fund total net assets, up from 14.93% at December 1, 2007.

The Fund’s underweight position in the Banks and Financial Services industries relative to the S&P 500 Index contributed to the Fund’s outperformance. As of December 1, 2007, the Fund’s weighting in the Banks and Financial Services industries totaled 7.52% versus an 18.50% weighting in the Financials sector for the S&P 500 Index. The Financials sector of the S&P 500 Index declined over -59% for the 1-year period. Wells Fargo & Co. (2.98% of total net assets), the Fund’s largest bank holding, declined -11%. Bank of America Corp., Wachovia Corp., Regions Financial Corp., and Fifth Third Bancorp declined -52%, -67%, - 62%, and -25%, respectively, before being completely sold from the Fund.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

The top five individual detractors to Fund performance came from a broad range of industries, including Mining & Metals, Electronic/Electrical Mfg., Computers, Computer Software & Services, and Chemicals. Rio Tinto PLC (0.88% of total net assets) was the largest detractor in the Fund’s portfolio with a price decrease of -79%. During the year, the United Kingdom based mining and minerals company discontinued merger discussions with BHP Billiton (0.67% of total net assets). Also detracting from returns was General Electric Co. (2.58% of total net assets), Hewlett-Packard & Co. (4.16% of total net assets), Microsoft Corp. (2.55% of total net assets), and Air Products & Chemicals, Inc. (1.55% of total net assets), which declined -55%, -31%, -40%, and -52%, respectively.

Other top ten holdings of the Fund include: Johnson & Johnson (5.67% of total net assets), Sigma-Aldrich Corp. (4.63% of total net assets), Procter & Gamble Co. (4.37% of total net assets), and Archer-Daniels-Midland Co. (3.72% of total net assets) which posted price declines of -14%, -18%, -13% and -25%, respectively.

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 1.53%, which is consistent with the Fund’s investment philosophy and approach. There were 68 holdings in the Fund totaling approximately $2.5 billion in assets at the end of the reporting period compared to 80 holdings and approximately $3.8 billion in assets one-year earlier. As discussed in the Overview – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund. From January 1, 2008 through November 30, 2008, 43 of the stocks in the portfolio, accounting for nearly 74% of the Fund’s total net assets, increased their dividends.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe this philosophy has produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term buy-and-hold philosophy with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the fiscal year, lowering the Fed Funds Rate from 4.50% in December 2007 to 1.00% by November 2008.

Oil prices were volatile throughout the year. Oil prices began the period at around $89/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $55/barrel by the end of November 2008, a decline of over -38% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period December 2007 through November 2008, the U.S. dollar increased by approximately 13% to $1.27/Euro. Versus the British pound, the U.S. dollar rose by 26% during the period to $1.53/£.

The 12-month total return for the S&P 500 Index was - 38.09% for the period ended November 30, 2008. Corporate earnings per share and price/earnings valuations for the S&P 500 Index companies each contracted by approximately 20% while the dividend return added approximately 2.5% to total returns.

Bond markets, as represented by the Barclays Capital Intermediate Government/Credit Index, generated a total return of 2.34% during the 12-month period ended November 30, 2008, as the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower. The yield on 10-year U.S. Treasuries fell from 3.89% on December 3, 2007, to 2.93% on November 30, 2008. Short-term yields experienced an even more dramatic move down with 3-month U.S. Treasury yields declining 305 basis points from 3.06% on December 3, 2007, to only 0.01% on November 30, 2008.

Provide an illustration of the Fund’s investments.

*	Illustrated by Type of Security and based on total net assets as of November 30, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2008, the State Farm Balanced Fund had a total return of - 17.88% after expenses. The total return of the blended benchmark was –23.70% for the 1-year period ended November 30, 2008. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was - 38.09%, while the fixed income benchmark Barclays Capital Intermediate Government/Credit Index had a total return of 2.34% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (52.89% of total net assets at the end of the period)

Wal-Mart Stores, Inc. (1.47% of total net assets) was the only company in the State Farm Balanced Fund that achieved a positive return in the period, gaining 17%.

The Fund’s overall largest holding, ExxonMobil (3.41% of total net assets), declined - 10% for the 1-year period, outperforming both the S&P 500 Index and the Energy sector of the S&P 500 Index, which declined over -28% for the 1-year period. Chevron Corp. (2.16% of total net assets) also outperformed the S&P 500 Index, declining -10% for the 1-year period. Other large holdings in the Oil and Gas industry include: Royal Dutch Shell PLC Class A (1.10% of total net assets) down -34%, BP PLC (0.54% of total net assets) down -33%, and Devon Energy Corp. (0.52% of total net assets) down -13%. In total, exposure to the Oil and Gas industry was 8.49% of Fund total net assets, up from 7.97% at December 1, 2007.

The Fund’s underweight position in the Banks and Financial Services industries relative to the S&P 500 Index contributed to the Fund’s outperformance versus the S&P 500 Index. As of December 1, 2007, the Fund’s equity weighting in the Banks and

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Barclays Capital Intermediate Gov/Credit Index contains approximately 3,411 U.S. Treasury, corporate and other securities with an average maturity of about 4.50 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital Intermediate Gov/Credit Index.

The S&P 500® Index and the Barclays Capital Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Financial Services industries totaled 5.21% versus an 18.50% weighting in the Financials sector for the S&P 500 Index. The Financials sector of the S&P 500 Index declined over -59% for the 1-year period. Wells Fargo & Co. (2.05% of total net assets), the Fund’s largest bank holding, declined -11%. Bank of America Corp., Wachovia Corp., Regions Financial Corp., and Fifth Third Bancorp declined -52%, -67%, -69%, and -24%, respectively, before being completely sold from the Fund.

The top five individual detractors to Fund performance came from a broad range of industries, including Mining & Metals, Electronic/Electrical Mfg., Computers, Chemicals, and Media & Broadcasting. Rio Tinto PLC (0.70% of total net assets) was the largest detractor in the Fund’s portfolio with a price decrease of -79%. During the year, the United Kingdom based mining and minerals company discontinued merger discussions with BHP Billiton. Also detracting from returns was General Electric Co. (1.30% of total net assets), Hewlett-Packard & Co. (2.53% of total net assets), Air Products & Chemicals, Inc. (1.04% of total net assets), and The Walt Disney Co. (2.28% of total net assets) which declined -55%, -31%, -52%, and -32%, respectively.

Other top ten holdings of the Fund include: Procter & Gamble Co. (2.92% of total net assets), Archer-Daniels-Midland Co. (2.45% of total net assets), Johnson & Johnson (2.32% of total net assets), Sigma-Aldrich Corp. (2.01% of total net assets), and Pfizer Inc. (1.50% of total net assets) which posted price declines of - 13%, -25%, -14%, -18% and -31%, respectively.

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 1.50%, which is consistent with the Fund’s investment philosophy and approach. There were 72 holdings in the equity portion of the Fund totaling approximately $557 million in assets at the end of the reporting period compared to 77 holdings and approximately $847 million in assets one-year earlier. We also feel that a company’s dividend policy is an important component in the analysis and selection of equity securities for the State Farm Balanced Fund. From January 1, 2008 through November 30, 2008, 41 of the stocks in the portfolio, accounting for over 73% of the equity portion of the Fund’s net assets, increased their dividends.

Fixed Income portion of the Fund (47.11% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 70.5% of the fixed income securities (representing 44.3% of total net assets) maturing within 3-10 years. These securities included U.S. Treasury securities (18.18% of total net assets) and corporate bonds (25.80% of total net assets). From a credit rating standpoint, the majority of the fixed income portion of the Fund was invested in AAA-rated securities, including U.S. Treasury bonds and certain corporate bonds (43.7% of fixed income assets). The remaining corporate fixed income portfolio was invested in AA-rated bonds (14.2% of fixed income assets), single A-rated debt (31.2% of fixed income assets), BBB-rated bonds (9.7% of fixed income assets), and a small percentage in BB to CCC-rated bonds (1.2% of fixed income assets). The BB to CCC-rated bonds are bonds that were downgraded to below investment grade after purchase.

The positive total return of the fixed income portion of the Fund over the 12-month period was primarily due to the Fund’s holdings of U.S. Treasury securities. The prices of U.S. Treasury securities rose during the year as investors sought quality and liquidity. The Fund’s corporate bonds are higher quality than the credit portion of the Barclays Capital Intermediate Gov/Credit Index and provided a modestly positive total return. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund throughout the year. The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2008 stood at 3.9 years which is down from 4.1 years on December 1, 2007. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Barclays Capital Intermediate Government/Credit Index.

State Farm Interim Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to maintain a portfolio with approximately equal amounts maturing over the next six years. While the Fund may invest in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Barclays Capital 1-5 Year U.S. Treasury Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

From December 2007 through the middle of June 2008, yields on long-term and intermediate U.S. Treasuries moved modestly higher due in part to concerns about inflation. The Consumer Price Index increased 3.0% from December 2007 through June 30, 2008. Yields on short-term U.S. Treasuries moved lower through June 2008 as the Federal Reserve lowered its Fed Funds Rate from 4.5% in December 2007 to 2.0% in April 2008 in response to worsening market conditions and increasing uncertainty in the credit markets.

Through the summer and fall of 2008, concerns about losses on mortgage-related debt deepened, and banks and investors became more reluctant to lend. In September 2008, Fannie Mae and Freddie Mac were taken into conservatorship, Lehman Brothers Inc. went bankrupt, the U.S. government provided insurance giant AIG with emergency financing, and the Federal Deposit Insurance Corporation (FDIC) took over Washington Mutual Bank. U.S. Policymakers responded to the deepening crisis by initiating a number of wide-ranging programs in an effort to help stabilize the financial markets and to enable the government to purchase troubled or illiquid assets. In addition, the Federal Reserve further lowered its Fed Funds Rate to 1.0% by November 2008. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Over the 12 month period ended November 2008, investors flocked to the relative safety and liquidity of U.S. Treasuries, driving prices higher and yields lower across all maturities. The yield on the 30-year U.S. Treasury declined 89 basis points from 4.34% on December 3, 2007 to 3.45% on November 30, 2008. The yield on the 10-year U.S. Treasury declined 96 basis points from 3.89% on December 3, 2007 to 2.93% on November 30, 2008. The yield on a 3-month U.S. Treasury bill declined 305 basis points from 3.06% on December 3, 2007 to 0.01% on November 30, 2008.

Provide an illustration of the Fund’s investments.

*	Illustrated by Type of Security and based on total net assets as of November 30, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2008, the State Farm Interim Fund had a total return of 7.09% after expenses, compared to a total return of 8.15% for the Barclays Capital 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The value of the Fund’s U.S. Treasury Notes increased as interest rates declined. While the Fund’s orientation towards short- and intermediate-maturity notes provided positive total returns during the period, longer-maturity U.S. Treasuries performed relatively better over the entire 12-month period ended November 30, 2008. As mentioned earlier, the Fund maintains generally equal amounts of exposure across a six-year maturity spectrum. As bonds mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels. The duration of the State Farm Interim Fund at the end of November 2008 stood at 2.2 years which is up from 2.1 years on December 1, 2007. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of high current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates fall, bond prices rise and vice versa. If the Federal Reserve continues to lower the Fed Funds Rate, this activity could increase total returns (interest plus price gains). Conversely, if the Fed raises the Fed Funds Rate, this activity could reduce total returns.

*	The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent portfolio duration and interest rate exposure relative to the Fund’s benchmark – the Barclays Capital Municipal Bond Index. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

Describe the relevant market environment as it related to the Fund for the reporting period.

From December 2007 through June 2008, municipal bond yields across the maturity spectrum rose while bonds posted modest total returns. In response to continued deterioration in the housing market, higher energy prices, and signs of a weakening economy, the Federal Reserve reduced the Fed Funds Rate five times from 4.50% on December 1, 2007 down to 2.00% as of April 30, 2008.

During the summer months of 2008, both the equities and bond markets became increasingly more volatile as the ongoing credit crisis worsened and triggered wide ranging governmental actions in an attempt to help restore investor confidence and market stability. The month of September 2008 was especially volatile as investors were confronted with numerous economic events including: 1) mortgage finance lenders Fannie Mae and Freddie Mac going into conservatorship; 2) the bankruptcy of Lehman Brothers Inc.; 3) emergency funding provided to insurance giant AIG by the U.S. government; 4) the purchase of Merrill Lynch by Bank of America; 5) the announcement of the government’s Troubled Asset Relief Program (TARP) proposal; and 6) the House of Representatives initially voting down the TARP proposal. In addition, the housing market became increasingly weaker and commodity and energy prices suffered sharp declines. Against this backdrop, liquidity decreased and the economic outlook further deteriorated as interbank lending tightened.

With the increasing uncertainty within the credit markets and resulting “credit crunch”, the demand for relatively safer assets increased and investors flocked to U.S. Treasuries, driving prices higher and yields lower across all maturities. During this time, yields on short maturity municipal bonds fell slightly and prices increased modestly. Conversely, yields on intermediate and long-maturity municipal bonds increased and prices dropped as investors’ risk appetites diminished as concerns increased that a weakening economy may lead to budget deficits within state and local governments, hurting the credit quality of municipal debt. These factors helped to drive a widening of yield spreads of municipal bonds relative to U.S. Treasuries during the latter half of 2008.

The Federal Reserve responded to worsening market conditions with two additional Fed Funds Rate cuts during October 2008. During an emergency, unscheduled Federal Open Market Committee (FOMC) meeting on October 8, 2008, the Fed moved to cut the Fed Funds Rate by 0.50% from 2.00% to 1.50% to help thaw the frozen credit markets and inject liquidity into the financial markets. In late October the Fed reduced the Fed Funds Rate by another 0.50% to 1.00%, which is where the rate ended as of November 30, 2008. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

From July through November 30, 2008, prices on intermediate and longer maturity municipal bonds declined as yields increased. By November 30, 2008, according to Thomson Municipal Market Data®, 10-year and 20-year AAA-rated municipal bonds yielded approximately 4.02% and 5.12%, respectively, up from roughly 3.90% and 4.53%, respectively, as of June 30, 2008. Meanwhile, yields on shorter maturity AAA-rated municipal bonds moved lower during the latter half of 2008. Yields on 5-year AAA-rated municipal bonds declined approximately 40 basis points from 3.33% on June 30, 2008 to 2.93% on November 30, 2008. Yields on 1-year AAA-rated municipal bonds decreased more dramatically with a decline of 65 basis points from 1.70% on June 30, 2008 to 1.05% on November 30, 2008.1

[1]

The Municipal Market Data yields represent a consensus scale for the municipal bond market compiled by Thomson Reuters. The yields are based on market participant opinion and vary from actual yields attained.

Given this view of the changes in the municipal bond market yield curve, short maturity bonds outperformed bonds with maturities beyond 8 years. Bonds with maturities 20 years and longer performed particularly poorly due to the increase in long-term interest rates and declining market liquidity.

From a credit standpoint, higher credit quality bonds outperformed low quality bonds over the reporting period.

As of November 30, 2008, the 5.12% yield on 20-year AAA-rated municipal bonds exceeded the 3.71% yield offered on comparable 20-year taxable U.S. Treasuries by 141 basis points2, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. This comparison has been used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services (“Moody’s”). Percentages are based on total investments as of November 30, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes all Advanced Refund Bonds.

***	Eighteen securities were not rated by Moody’s. One, representing 0.67% of total investments, was not rated by Standard & Poor’s, a Division of the McGraw-Hill Companies, Inc. (“S&P”). Two, representing 0.55% of total investments, were rated by S&P as AA+. Four, representing 1.01% of total investments, were rated by S&P as AAA. Five, representing 1.71% of total investments, were rated by S&P as AA. Six, representing 1.11% of total investments, were rated by S&P as AA-.

[2]	Source: Thomson Reuters

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of 1.30% for the 12 month period ended November 30, 2008, after all expenses. This is compared to a -3.61% total return for the unmanaged Barclays Capital Municipal Bond Index over the same timeframe. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the course of the reporting period, short-term interest rates were declining, intermediate rates were increasing, and longer-term rates were increasing by an even greater extent. As a result, the Fund’s short and intermediate maturity orientation was a benefit with 64.6% of total investments in bonds maturing within 12 years versus 54.1% for the benchmark as of November 30, 2008. In addition, the Fund ended November 2008 with 33.3% of total investments in bonds maturing between 12-22 years, with only 2.1% of total investments in bonds having maturities over 22 years. By comparison, the Barclays Capital Municipal Bond Index included a 27.2% allocation to bonds maturing between 12-22 years and an 18.7% allocation to bonds having maturities over 22 years as of November 30, 2008. As a result, the Fund was favorably positioned relative to the benchmark, especially during a period when the yield curve steepened with a coincident increase in longer-term yields.

The modified duration of the State Farm Municipal Bond Fund at the end of November 2008 stood at 5.90 years, which is up from 4.35 years on December 1, 2007. This occurred during a period where the slope of the yield curve had steepened and long-term bonds provided higher yields. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. After the Fund had been repositioned, the higher portfolio duration also contributed somewhat to the positive effect to performance associated with declining interest rates.

The Fund also maintained a high quality credit orientation throughout the reporting period and ended November 2008 with 79.84% of total investments held in municipal bonds rated Aa3 or higher by Moody’s Investor Services. The high credit

*	The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Barclays Capital Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

quality position of the bonds held by the Fund was beneficial as higher credit quality bonds outperformed low quality bonds over the reporting period.

However, during the period covered by this report, rating agency concerns (including Moody’s Investor Services and Standard & Poor’s) regarding the claims-paying ability of certain bond insurers resulted in downgrades for several of the insurers that, in turn, lowered the ratings reported for some of the securities held by the Fund. Prior to the downgrades, the attachment of municipal bond insurance was intended to provide additional credit support and enhanced issuer ratings, as each bond insurer was previously rated Aaa/AAA. It is important to note that in managing the Municipal Bond Fund, State Farm Investment Management Corp. (SFIMC) independently considers the underlying credit quality of the bond issuer. Bond insurance is not the primary determinant of the appropriateness of an investment for the Municipal Bond Fund. Regardless, reduced insurer ratings increase uncertainty in the determination of bond values throughout the municipal bond market and may impact the performance of the Municipal Bond Fund.

Over the reporting period, higher quality municipal credits outperformed lower quality credits. Combined, the difference in maturity structure between the Fund and benchmark, along with the Fund’s higher credit quality orientation than the benchmark played a role in the Fund’s relative outperformance versus the benchmark during the reporting period.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, short and intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield to compensate for the higher risk and volatility.

The number of individual bonds held in the portfolio increased over the reporting period from 259 to 287 bonds. Turnover for the reporting period was 15.73%. During the reporting period, some bonds were sold to fund redemptions and others sales were undertaken to reposition the Fund’s portfolio duration or realize capital losses. Investments within the State of California remained the largest single allocation in any state representing 7.83% of total net assets, which is down from 8.84% from the beginning of the reporting period. Notable changes to the portfolio included increased purchases of revenue bonds in Kansas and Texas and sales of general obligation holdings in Illinois and Tennessee.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2008 through November 30, 2008.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio Based on the Period June 1, 2008 to November 30, 2008	Expenses Paid During Period June 1, 2008 to November 30, 2008*
State Farm Growth Fund
Actual	$1,000.00	$713.09	0.12%	$0.51
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	0.12%	$0.61
State Farm Balanced Fund
Actual	$1,000.00	$821.00	0.13%	$0.59
Hypothetical (5% return before expenses)	$1,000.00	$1,024.35	0.13%	$0.66
State Farm Interim Fund
Actual	$1,000.00	$1,054.66	0.16%	$0.82
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.16%	$0.81
State Farm Municipal Bond Fund
Actual	$1,000.00	$988.52	0.15%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	0.15%	$0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement

Board Review of the Continuation of the Investment Advisory Agreement

At meetings of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on March 14, 2008, May 27, 2008 and June 13, 2008, all of the Trustees present, including those Trustees present who were not interested persons of Associates’ Funds Trust, as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), considered whether to approve the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”).

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel who, prior to the March 14th meeting, sent to SFIMC a request for information to be provided to the Board in connection with the Board’s consideration of continuing the Advisory Agreement. SFIMC provided materials to the Board responding to that request in advance of the meetings, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each a “Fund” and collectively the “Funds”), as well as an explanation of the methodology by which SFIMC calculated that profitability. SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve continuation of the Advisory Agreement. The Board also received a report prepared by Morningstar, Inc., an independent fund tracking organization (the “Morningstar Report”), relating to the performance and expenses of each Fund prior to the June 13th meeting. In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust also had reviewed these materials separately at meetings held on March 14, 2008, May 27, 2008, and June 13, 2008, during which SFIMC management expanded on those materials and responded to specific questions from the Independent Trustees and produced additional documents that the Independent Trustees had requested. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, and five-year performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures (“Peer Funds”).

The Board considered the information contained in the Morningstar Report relating to the overall performance of the Funds, including against each Fund’s benchmark and/or index and with the performance of the Fund’s Peer Funds. The Board noted the favorable performance of the Growth Fund. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board concluded that each Fund’s expense structure and overall fees were relatively low and were acceptable. In connection with examining the fee structure and expense ratio of each Fund, the Board also considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory services to each Fund, as well as the methodology by which that profit or loss was calculated. The Board concluded that the advisory fee for each Fund was reasonable and appropriate for the shareholders of each Fund.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the SFIMC teams responsible for managing the Funds, and concluded that SFIMC’s investment management teams have a satisfactory, long-term track record in managing the Funds. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to continue to manage the Funds, and that given its past experience, SFIMC would be able to continue to provide satisfactory services to Associates’ Funds Trust.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ underwriter. SFIMC explained to the Board that neither SFIMC nor State Farm VP Management Corp. receives fees from Associates’ Funds Trust for providing those services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

The Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. SFIMC explained to the Board that economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decreases as the fund increases in size. One way a mutual fund company achieves economies of scale is to lower the average cost per unit by spreading fixed costs over a larger asset base. SFIMC advised the Board that, as the Funds grow, each Fund’s fixed costs will be spread over a larger asset base, so a Fund’s fee levels will reflect economies of scale for the benefit of the Fund as the Fund grows. The Board also noted that the Advisory Agreement includes breakpoints for each Fund, which lead to economics of scale for Fund shareholders as assets increase. The Board concluded that the current asset size of the Funds and other relevant factors did not warrant further evaluation of restructuring of the fee breakpoints for the Funds at this time.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees present at the June 13, 2008 Board meeting, unanimously approved the continuation of the Advisory Agreement for all Funds through June 30, 2009.

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STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2008

	Shares	Value
Common Stocks (97.49%)
Agriculture, Foods, & Beverage (10.10%)
Archer-Daniels-Midland Co.	3,477,500	$95,213,950
Kellogg Co.	930,000	40,389,900
McCormick & Co. Inc.	428,600	12,759,422
PepsiCo Inc.	641,400	36,367,380
Sysco Corp.	1,109,800	26,024,810
The Coca-Cola Co.	1,027,300	48,149,551

		258,905,013

Banks (5.17%)
M&T Bank Corp.	213,400	13,710,950
Northern Trust Corp.	460,500	21,132,345
Popular Inc.	1,724,503	10,778,144
Suntrust Banks Inc.	334,600	10,616,858
Wells Fargo & Co.	2,643,100	76,359,159

		132,597,456

Building Materials & Construction (2.43%)
Vulcan Materials Co.	1,039,200	62,331,216

Chemicals (7.50%)
Air Products & Chemicals Inc.	830,000	39,640,800
E.I. du Pont de Nemours & Co.	496,104	12,432,366
International Flavors & Fragrances Inc.	561,000	17,132,940
Sigma-Aldrich Corp.	2,750,000	118,552,500
The Dow Chemical Co.	243,000	4,507,650

		192,266,256

Computer Software & Services (3.38%)
Automatic Data Processing Inc.	149,000	6,117,940
Microsoft Corp.	3,235,500	65,421,810
SAP AG	444,800	15,147,557

		86,687,307

Computers (6.00%)
Hewlett-Packard Co.	3,019,400	106,524,432
International Business Machines Corp.	580,000	47,328,000

		153,852,432

Consumer & Marketing (7.98%)
AptarGroup Inc.	677,405	22,652,423
Colgate-Palmolive Co.	436,300	28,390,041
Nestle SA ADR	1,142,000	41,397,500
The Procter & Gamble Co.	1,741,755	112,081,935

		204,521,899

Electronic/Electrical Mfg. (6.86%)
Agilent Technologies Inc. (a)	548,071	10,320,177
Applied Materials Inc.	1,662,700	15,928,666
Emerson Electric Co.	692,600	24,857,414

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Mfg. (Cont.)
General Electric Co.	3,848,900	$66,085,613
Intel Corp.	2,420,800	33,407,040
KLA-Tencor Corp.	247,200	4,649,832
Linear Technology Corp.	1,023,400	20,416,830

		175,665,572

Health Care (11.55%)
Abbott Laboratories	847,500	44,400,525
Eli Lilly & Co.	997,000	34,047,550
Johnson & Johnson	2,481,600	145,372,128
Medtronic Inc.	135,800	4,144,616
Merck & Co. Inc.	675,700	18,054,704
Pfizer Inc.	3,047,300	50,067,139

		296,086,662

Machinery & Manufacturing (4.34%)
3M Co.	542,800	36,329,604
Caterpillar Inc.	843,400	34,570,966
HNI Corp.	1,439,200	19,213,320
Illinois Tool Works Inc.	617,700	21,075,924

		111,189,814

Media & Broadcasting (2.52%)
The Walt Disney Co.	2,728,640	61,448,973
Thomson Reuters PLC ADR	24,869	2,988,508

		64,437,481

Mining & Metals (2.30%)
BHP Billiton PLC	941,859	17,246,003
Nucor Corp.	531,200	18,953,216
Rio Tinto PLC ADR	226,800	22,680,000

		58,879,219

Oil & Gas (17.93%)
Anadarko Petroleum Corp.	210,200	8,628,710
BG Group PLC	3,199,100	45,324,849
Bill Barrett Corp. (a)	1,032,400	23,094,788
BP PLC Sponsored ADR	626,392	30,499,026
Chevron Corp.	1,060,000	83,750,600
Devon Energy Corp.	212,204	15,350,837
Exxon Mobil Corp.	2,615,200	209,608,280
Royal Dutch Shell PLC ADR Class A	516,300	27,596,235
Spectra Energy Corp.	399,950	6,503,187
Tidewater Inc.	154,191	6,087,461
Woodside Petroleum Ltd.	130,310	3,073,689

		459,517,662

Retailers (2.92%)
Wal-Mart Stores Inc.	1,339,100	74,828,907

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (5.36%)
ADC Telecommunications Inc. (a)	257,142	$1,828,280
AT&T Inc.	2,140,534	61,133,651
Cisco Systems Inc. (a)	1,640,100	27,127,254
Corning Inc.	1,284,600	11,574,246
Nokia Corp. Sponsored ADR	1,181,100	16,736,187
Verizon Communications Inc.	582,500	19,018,625

		137,418,243

Transportation (0.54%)
Burlington Northern Santa Fe Corp.	179,200	13,728,512

Utilities & Energy (0.61%)
Duke Energy Corp.	1,010,500	15,723,380

Total Common Stocks
(cost $1,392,286,955)		2,498,637,031

Short-term Investments (1.98%)
JPMorgan U.S. Government Money Market Fund	50,696,802	50,696,802

Total Short-term Investments
(cost $50,696,802)		50,696,802

TOTAL INVESTMENTS (99.47%)
(cost $1,442,983,757)		2,549,333,833
OTHER ASSETS, NET OF LIABILITIES (0.53%)		13,534,211

NET ASSETS (100.00%)		$2,562,868,044

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2008

	Shares	Value
Common Stocks (52.89%)
Agriculture, Foods, & Beverage (5.85%)
Archer-Daniels-Midland Co.	940,561	$25,752,560
Campbell Soup Co.	26,000	833,300
Kellogg Co.	310,000	13,463,300
PepsiCo Inc.	110,100	6,242,670
Sysco Corp.	165,300	3,876,285
The Coca-Cola Co.	205,000	9,608,350
The Hershey Co.	51,300	1,846,800

		61,623,265

Banks (3.11%)
M&T Bank Corp.	37,700	2,422,225
Northern Trust Corp.	104,700	4,804,683
Popular Inc.	346,689	2,166,806
Suntrust Banks Inc.	54,300	1,722,939
Wells Fargo & Co.	747,600	21,598,164

		32,714,817

Building Materials & Construction (0.99%)
Lafarge SA	14,600	801,549
Vulcan Materials Co.	160,200	9,608,796

		10,410,345

Chemicals (3.78%)
Air Products & Chemicals Inc.	230,000	10,984,800
E.I. du Pont de Nemours & Co.	108,705	2,724,147
International Flavors & Fragrances Inc.	120,000	3,664,800
Sigma-Aldrich Corp.	491,000	21,167,010
The Dow Chemical Co.	69,000	1,279,950

		39,820,707

Computer Software & Services (1.49%)
Automatic Data Processing Inc.	28,900	1,186,634
Microsoft Corp.	625,400	12,645,588
SAP AG	52,800	1,798,092

		15,630,314

Computers (3.71%)
Hewlett-Packard Co.	754,000	26,601,120
International Business Machines Corp.	152,100	12,411,360

		39,012,480

Consumer & Marketing (4.28%)
AptarGroup Inc.	113,100	3,782,064
Colgate-Palmolive Co.	21,200	1,379,484
Nestle SA ADR	252,500	9,153,125
The Procter & Gamble Co.	477,700	30,739,995

		45,054,668

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Mfg. (3.10%)
Agilent Technologies Inc. (a)	143,787	$2,707,509
Applied Materials Inc.	182,000	1,743,560
Emerson Electric Co.	78,800	2,828,132
General Electric Co.	796,300	13,672,471
Intel Corp.	592,500	8,176,500
KLA-Tencor Corp.	45,100	848,331
Linear Technology Corp.	130,100	2,595,495
Texas Instruments Inc.	6,300	98,091

		32,670,089

Health Care (5.95%)
Abbott Laboratories	92,000	4,819,880
Allergan Inc.	154,800	5,832,864
Eli Lilly & Co.	212,000	7,239,800
Johnson & Johnson	417,700	24,468,866
Medtronic Inc.	21,600	659,232
Merck & Co. Inc.	144,100	3,850,352
Pfizer Inc.	960,000	15,772,800

		62,643,794

Machinery & Manufacturing (2.44%)
3M Co.	124,600	8,339,478
Caterpillar Inc.	262,400	10,755,776
HNI Corp.	160,000	2,136,000
Illinois Tool Works Inc.	130,600	4,456,072

		25,687,326

Media & Broadcasting (2.66%)
Lee Enterprises Inc. Class A	42,000	43,680
Lee Enterprises Inc. Class B (b)	42,000	43,680
The Walt Disney Co.	1,065,995	24,006,207
Thomson Reuters PLC ADR	32,069	3,853,732

		27,947,299

Mining & Metals (2.27%)
Newmont Mining Corp.	29,200	982,580
Nucor Corp.	436,800	15,585,024
Rio Tinto PLC ADR	73,250	7,325,000

		23,892,604

Oil & Gas (8.49%)
BG Group PLC	256,800	3,638,342
Bill Barrett Corp. (a)	100,000	2,237,000
BP PLC Sponsored ADR	115,786	5,637,620
Chevron Corp.	288,000	22,754,880
Devon Energy Corp.	76,170	5,510,138
Exxon Mobil Corp.	448,000	35,907,200
Royal Dutch Shell PLC ADR Class A	216,400	11,566,580
Spectra Energy Corp.	62,950	1,023,567

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Shares or principal amount	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Woodside Petroleum Ltd.	47,195	$1,113,213

		89,388,540

Retailers (1.47%)
Wal-Mart Stores Inc.	276,700	15,461,996

Telecom & Telecom Equipment (2.68%)
ADC Telecommunications Inc. (a)	147,542	1,049,024
AT&T Inc.	533,359	15,232,733
Cisco Systems Inc. (a)	282,800	4,677,512
Corning Inc.	372,300	3,354,423
Nokia Corp. Sponsored ADR	144,900	2,053,233
Verizon Communications Inc.	57,800	1,887,170

		28,254,095

Transportation (0.30%)
Burlington Northern Santa Fe Corp.	41,500	3,179,315

Utilities & Energy (0.32%)
Duke Energy Corp.	217,000	3,376,520

Total Common Stocks
(cost $297,416,703)		556,768,174

Corporate Bonds (25.80%)
Aerospace/Defense (0.09%)
Lockheed Martin Corp.
4.121%, 03/14/2013	$1,000,000	960,388

Agriculture, Foods, & Beverage (2.95%)
Pioneer Hi-Bred International Inc.
5.750%, 01/15/2009	3,000,000	3,006,459
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	900,000
Archer-Daniels-Midland Co.
5.870%, 11/15/2010	2,950,000	2,967,812
The Coca-Cola Co.
5.750%, 03/15/2011	3,000,000	3,089,529
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	979,034
HJ Heinz Co.
6.625%, 07/15/2011	3,000,000	2,989,233
Hershey Co.
5.300%, 09/01/2011	500,000	499,471
Sara Lee Corp.
6.250%, 09/15/2011	2,000,000	1,948,240
Pepsico Inc.
5.150%, 05/15/2012	2,000,000	2,064,170
Kraft Foods Inc.
6.250%, 06/01/2012	1,000,000	992,631

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
General Mills Inc.
5.650%, 09/10/2012	$2,000,000	$1,976,368
Kellogg Co.
5.125%, 12/03/2012	500,000	491,769
Sysco Corp.
4.200%, 02/12/2013	1,000,000	970,021
Kellogg Co.
4.250%, 03/06/2013	1,000,000	955,234
Hershey Co.
5.000%, 04/01/2013	500,000	496,132
General Mills Inc.
5.200%, 03/17/2015	500,000	454,903
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	958,173
Hershey Co.
5.450%, 09/01/2016	500,000	487,462
Kraft Foods Inc.
6.500%, 08/11/2017	1,000,000	951,515
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,005,578
Sysco Corp.
5.250%, 02/12/2018	1,000,000	931,967
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	956,975

		31,072,676

Automotive (0.30%)
Ford Motor Credit Co.
5.800%, 01/12/2009	3,000,000	2,673,396
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	488,709

		3,162,105

Banks (1.96%)
Bank of New York
5.050%, 03/03/2009	2,000,000	2,011,036
Bank of America Corp.
4.500%, 08/01/2010	1,000,000	992,972
Wells Fargo & Co.
4.875%, 01/12/2011	1,000,000	989,142
Wachovia Corp.
5.350%, 03/15/2011	750,000	709,522
Charter One Bank FSB
5.500%, 04/26/2011	1,500,000	1,455,208
Bank of America Corp.
5.375%, 08/15/2011	500,000	494,849
Bank of New York Mellon Corp.
5.125%, 11/01/2011	500,000	498,795
Bank of America Corp.
5.375%, 09/11/2012	500,000	489,739
Barclays Bank PLC
5.450%, 09/12/2012	1,500,000	1,494,862

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Deutsche Bank AG London
5.375%, 10/12/2012	$1,500,000	$1,489,242
SunTrust Banks Inc.
5.250%, 11/05/2012	1,000,000	952,233
Bank of New York Mellon Corp.
4.500%, 04/01/2013	500,000	484,607
Wachovia Corp.
5.700%, 08/01/2013	750,000	714,655
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	451,612
US Bank NA
4.950%, 10/30/2014	1,500,000	1,407,385
Wachovia Bank NA
5.600%, 03/15/2016	750,000	652,032
Bank of America NA
6.000%, 06/15/2016	1,000,000	931,668
5.300%, 03/15/2017	500,000	448,957
Wachovia Corp.
5.750%, 06/15/2017	750,000	677,540
Deutsche Bank AG London
6.000%, 09/01/2017	1,500,000	1,439,746
Suntrust Banks Inc.
6.000%, 09/11/2017	1,000,000	883,316
Wachovia Bank NA
6.000%, 11/15/2017	500,000	441,587
Wells Fargo & Co.
5.625%, 12/11/2017	500,000	474,316

		20,585,021

Building Materials & Construction (0.33%)
Vulcan Materials Co.
6.000%, 04/01/2009	3,000,000	3,014,589
Cooper Industries Inc.
5.450%, 04/01/2015	500,000	490,585

		3,505,174

Chemicals (0.83%)
The Dow Chemical Co.
6.125%, 02/01/2011	3,000,000	3,011,550
PPG Industries Inc.
5.750%, 03/15/2013	1,000,000	965,012
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	3,000,000	2,883,216
Praxair Inc.
4.625%, 03/30/2015	1,000,000	945,040
5.375%, 11/01/2016	1,000,000	923,027

		8,727,845

	Principal amount	Value
Corporate Bonds (Cont.)
Commercial Service/Supply (0.04%)
Pitney Bowes Inc.
5.750%, 09/15/2017	$500,000	$473,546

Computers (0.61%)
International Business Machines Corp.
5.375%, 02/01/2009	3,000,000	3,008,109
Hewlett-Packard Co.
5.250%, 03/01/2012	1,500,000	1,490,168
4.500%, 03/01/2013	1,000,000	968,029
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	956,004

		6,422,310

Consumer & Marketing (1.76%)
Avery Dennison Corp.
5.900%, 12/01/2008	5,000,000	5,000,000
The Procter & Gamble Co.
6.875%, 09/15/2009	3,000,000	3,111,699
Unilever Capital Corp.
7.125%, 11/01/2010	3,000,000	3,120,576
Clorox Co.
6.125%, 02/01/2011	3,000,000	2,978,658
Ecolab Inc.
4.875%, 02/15/2015	1,000,000	835,660
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,509,355
Danaher Corp.
5.625%, 01/15/2018	1,000,000	1,026,101
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	977,830

		18,559,879

Electronic/Electrical Mfg. (0.42%)
Emerson Electric Co.
5.850%, 03/15/2009	3,000,000	3,008,406
5.375%, 10/15/2017	1,000,000	950,175
5.250%, 10/15/2018	500,000	471,985

		4,430,566

Financial Services (1.90%)
General Electric Capital Corp.
7.375%, 01/19/2010	2,000,000	2,042,128
BellSouth Capital Funding Corp.
7.750%, 02/15/2010	3,000,000	3,052,110
Citigroup Inc.
4.625%, 08/03/2010	1,000,000	953,550
HSBC Finance Corp.
5.700%, 06/01/2011	1,500,000	1,404,297
JPMorgan Chase Bank NA
5.600%, 06/01/2011	1,000,000	988,509

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
Wells Fargo Financial
6.125%, 04/18/2012	$2,000,000	$2,005,724
Citigroup Inc.
5.300%, 10/17/2012	1,000,000	912,743
Simon Property Group Inc.
5.300%, 05/30/2013	2,500,000	1,848,455
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	455,617
Citigroup Inc.
5.300%, 01/07/2016	1,000,000	872,748
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	480,197
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	439,629
5.400%, 02/15/2017	500,000	444,244
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	899,585
Citigroup Inc.
6.000%, 08/15/2017	1,000,000	907,925
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	462,837
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,500,000	1,392,030
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	461,024

		20,023,352

Health Care (3.01%)
Abbott Laboratories
3.500%, 02/17/2009	1,000,000	1,000,533
Johnson & Johnson
6.625%, 09/01/2009	3,000,000	3,086,199
Becton Dickinson & Co.
7.150%, 10/01/2009	3,000,000	2,995,716
Genentech Inc.
4.400%, 07/15/2010	1,000,000	1,004,167
Merck & Co. Inc.
5.125%, 11/15/2011	500,000	512,819
Eli Lilly & Co.
6.000%, 03/15/2012	2,000,000	2,117,522
Johnson & Johnson
5.150%, 08/15/2012	1,000,000	1,069,522
AstraZeneca PLC
5.400%, 09/15/2012	750,000	776,035
Abbott Laboratories
5.150%, 11/30/2012	500,000	519,335
Merck & Co. Inc.
4.375%, 02/15/2013	2,000,000	1,998,316
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	989,203
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,010,996

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
GlaxoSmithKline
4.375%, 04/15/2014	$3,000,000	$2,875,887
AstraZeneca PLC
5.400%, 06/01/2014	2,000,000	2,043,408
Abbott Laboratories
5.875%, 05/15/2016	2,000,000	2,052,048
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	974,412
Amgen Inc.
5.850%, 06/01/2017	1,000,000	970,102
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,070,370
AstraZeneca PLC
5.900%, 09/15/2017	750,000	744,151
Abbott Laboratories
5.600%, 11/30/2017	500,000	499,648
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	485,302
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	963,835
Baxter International Inc.
5.375%, 06/01/2018	2,000,000	1,930,120

		31,689,646

Machinery & Manufacturing (2.41%)
Illinois Tool Works Inc.
5.750%, 03/01/2009	3,000,000	3,020,613
Caterpillar Inc.
7.250%, 09/15/2009	3,000,000	3,041,043
3M Co.
5.125%, 11/06/2009	3,000,000	3,088,179
Honeywell International Inc.
7.500%, 03/01/2010	3,000,000	3,129,936
Deere & Co.
7.850%, 05/15/2010	3,000,000	3,139,326
Dover Corp.
6.500%, 02/15/2011	2,000,000	2,029,068
Eaton Corp.
4.900%, 05/15/2013	500,000	471,334
3M Co.
4.375%, 08/15/2013	1,000,000	1,029,202
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	847,788
Eaton Corp.
5.300%, 03/15/2017	1,500,000	1,323,457
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	932,855
United Technologies Corp.
5.375%, 12/15/2017	1,500,000	1,464,930
Dover Corp.
5.450%, 03/15/2018	1,000,000	981,371

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	$1,000,000	$881,899

		25,381,001

Media & Broadcasting (0.85%)
The Washington Post Co.
5.500%, 02/15/2009	3,000,000	3,011,541
New York Times Co.
4.500%, 03/15/2010	500,000	386,293
Knight-Ridder Inc.
7.125%, 06/01/2011	3,000,000	1,200,000
The Walt Disney Co.
5.700%, 07/15/2011	2,000,000	2,049,066
4.700%, 12/01/2012	1,000,000	982,170
New York Times Co.
5.000%, 03/15/2015	500,000	302,020
The Walt Disney Co.
6.000%, 07/17/2017	1,000,000	983,204

		8,914,294

Mining & Metals (0.64%)
Alcan Inc.
6.450%, 03/15/2011	2,000,000	1,934,572
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	474,942
BHP Finance USA
5.250%, 12/15/2015	2,000,000	1,796,068
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	429,773
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	1,563,374
5.870%, 02/23/2022	756,000	502,199

		6,700,928

Oil & Gas (1.18%)
Texaco Capital
5.500%, 01/15/2009	3,000,000	3,008,883
BP Capital Markets PLC
4.875%, 03/15/2010	1,500,000	1,517,502
Shell International Finance
5.625%, 06/27/2011	2,000,000	2,115,358
ConocoPhillips Canada
5.300%, 04/15/2012	500,000	497,305
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	2,000,000	2,011,404
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	482,787
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,009,048

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Marathon Oil Corp.
5.900%, 03/15/2018	$1,000,000	$834,637
ConocoPhillips
5.200%, 05/15/2018	1,000,000	921,850

		12,398,774

Retailers (1.72%)
Wal-Mart Stores Inc.
6.875%, 08/10/2009	3,000,000	3,085,167
Home Depot Inc.
4.625%, 08/15/2010	2,000,000	1,901,066
McDonald’s Corp.
6.000%, 04/15/2011	3,000,000	3,069,975
Costco Wholesale Corp.
5.300%, 03/15/2012	2,000,000	2,052,996
Lowe’s Companies Inc.
5.600%, 09/15/2012	1,000,000	1,004,741
Target Corp.
5.125%, 01/15/2013	500,000	474,654
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	940,185
Home Depot Inc.
5.400%, 03/01/2016	1,000,000	798,303
Target Corp.
5.875%, 07/15/2016	1,300,000	1,143,676
Lowe’s Companies Inc.
5.400%, 10/15/2016	1,000,000	904,838
Target Corp.
5.375%, 05/01/2017	1,500,000	1,233,903
6.000%, 01/15/2018	500,000	427,119
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,042,966

		18,079,589

Telecom & Telecom Equipment (1.40%)
Motorola Inc.
7.625%, 11/15/2010	3,000,000	2,779,158
Vodafone Group PLC
5.500%, 06/15/2011	1,500,000	1,448,473
Verizon New Jersey Inc.
5.875%, 01/17/2012	3,000,000	2,814,663
SBC Communications Inc.
5.875%, 02/01/2012	3,000,000	2,955,093
Telstra Corp. Ltd.
6.375%, 04/01/2012	2,000,000	2,027,998
Alltel Corp.
7.000%, 07/01/2012	2,000,000	1,880,000
Verizon Communications Inc.
4.350%, 02/15/2013	500,000	451,068
5.500%, 02/15/2018	500,000	416,345

		14,772,798

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation (0.19%)
United Parcel Service Inc.
4.500%, 01/15/2013	$1,000,000	$1,016,866
5.500%, 01/15/2018	1,000,000	999,224

		2,016,090

Utilities & Energy (3.21%)
Duke Energy Corp.
7.375%, 03/01/2010	3,000,000	3,058,695
Interstate Power & Light Co.
6.750%, 03/15/2011	2,000,000	2,018,524
Florida Power Corp.
6.650%, 07/15/2011	3,000,000	3,112,197
Wisconsin Public Service
6.125%, 08/01/2011	3,000,000	3,052,830
Pacificorp
6.900%, 11/15/2011	2,000,000	2,061,402
Commonwealth Edison Co.
5.400%, 12/15/2011	1,000,000	952,944
Tampa Electric Co.
6.875%, 06/15/2012	3,000,000	2,928,888
MidAmerican Energy Co.
5.125%, 01/15/2013	2,000,000	1,943,800
Public Service of Colorado
4.875%, 03/01/2013	1,500,000	1,461,939
Commonwealth Edison Co.
4.700%, 04/15/2015	1,000,000	861,849
Georgia Power Co.
5.250%, 12/15/2015	2,000,000	1,902,358
Union Electric Co.
5.400%, 02/01/2016	2,000,000	1,689,948
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	919,416
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	950,652
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	473,704
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,372,485
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	960,009
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	894,353
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	435,814
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	845,960
Consolidated Edison Co. NY
5.850%, 04/01/2018	500,000	472,007
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	935,194

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Public Service Electric and Gas Co.
5.300%, 05/01/2018	$500,000	$461,068

		33,766,036

Total Corporate Bonds
(cost $280,672,219)		271,642,018

Foreign Government Bonds (0.26%)
Province of New Brunswick
5.200%, 02/21/17	2,500,000	2,709,267

Total Foreign Government Bonds
(cost $2,492,065)		2,709,267

Government Agency Securities (0.10%) (c)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,080,871

Total Government Agency Securities
(cost $992,889)		1,080,871

U.S. Treasury Obligations (18.18%)
U.S. Treasury Notes
5.750%, 08/15/2010	5,000,000	5,418,360
5.000%, 08/15/2011	5,000,000	5,551,955
4.875%, 02/15/2012	10,000,000	11,166,410
4.375%, 08/15/2012	6,000,000	6,714,846
3.875%, 02/15/2013	10,000,000	10,982,030
3.625%, 05/15/2013	10,000,000	10,846,880
4.250%, 08/15/2013	10,000,000	11,133,590
4.250%, 11/15/2013	10,000,000	11,153,910
4.000%, 02/15/2014	10,000,000	11,050,000
4.250%, 11/15/2014	20,000,000	22,571,880
4.000%, 02/15/2015	15,000,000	16,597,260
4.125%, 05/15/2015	20,000,000	22,212,500
5.125%, 05/15/2016	20,000,000	23,407,820
4.625%, 02/15/2017	20,000,000	22,614,060

Total U.S. Treasury Obligations
(cost $169,831,823)		191,421,501

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Shares	Value
Short-term Investments (1.95%)
JPMorgan U.S. Government Money Market Fund	20,538,203	$20,538,203

Total Short-term Investments
(cost $20,538,203)		20,538,203

TOTAL INVESTMENTS (99.18%)
(cost $771,943,902)		1,044,160,034
OTHER ASSETS, NET OF LIABILITIES (0.82%)		8,651,352

NET ASSETS (100.00%)		$1,052,811,386

(a)	Non-income producing security.

(b)	Illiquid and fair valued due to sales restrictions on Class B shares. At November 30, 2008, the fair value of this security amounted to $43,680 or 0.004% of net assets.

(c)	The obligations of this U.S. Government-sponsored entity are neither issued nor guaranteed by the United States Treasury.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2008

	Shares or principal amount	Value
U.S. Treasury Obligations (75.86%)
U.S. Treasury Notes
3.000%, 02/15/2009	$5,000,000	$5,029,295
3.125%, 04/15/2009	8,000,000	8,080,624
5.500%, 05/15/2009	10,000,000	10,221,880
6.000%, 08/15/2009	11,000,000	11,396,176
6.500%, 02/15/2010	15,000,000	16,020,705
4.000%, 04/15/2010	10,000,000	10,450,780
5.750%, 08/15/2010	10,000,000	10,836,720
5.000%, 02/15/2011	10,000,000	10,903,120
5.000%, 08/15/2011	6,000,000	6,662,346
4.500%, 09/30/2011	10,000,000	10,921,880
4.625%, 10/31/2011	10,000,000	10,989,840
4.875%, 02/15/2012	10,000,000	11,166,410
4.500%, 04/30/2012	10,000,000	11,071,090
4.875%, 06/30/2012	10,000,000	11,253,910
3.375%, 11/30/2012	10,000,000	10,820,310
3.875%, 02/15/2013	20,000,000	21,964,060
3.625%, 05/15/2013	10,000,000	10,846,880
4.250%, 08/15/2013	10,000,000	11,133,590
3.125%, 09/30/2013	15,000,000	15,875,385
4.000%, 02/15/2014	10,000,000	11,050,000
4.750%, 05/15/2014	10,000,000	11,461,720
4.250%, 08/15/2014	10,000,000	11,222,660

Total U.S. Treasury Obligations
(cost $235,502,299)		249,379,381

Short-term Investments (23.36%)
JPMorgan U.S. Government Money Market Fund	76,808,189	76,808,189

Total Short-term Investments
(cost $76,808,189)		76,808,189

TOTAL INVESTMENTS (99.22%)
(cost $312,310,488)		326,187,570
OTHER ASSETS, NET OF LIABILITIES (0.78%)		2,569,253

NET ASSETS (100.00%)		$328,756,823

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (98.99%) (b)
Alabama (1.04%)
City of Birmingham, Alabama, General Obligation Refunding Bonds, Series 2002A	5.500%	04/01/2013	Aa3		$2,000,000	$2,167,280
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aa3		2,000,000	2,095,100
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa3		985,000	727,166

						4,989,546

Alaska (2.04%)
Municipality of Anchorage, Alaska, 2000 General Obligation General Purpose Bonds, Series A (Prerefunded to 09-01-2010 @ 100) (c)	5.625%	09/01/2013	Aa3		1,400,000	1,487,024
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	A1		2,000,000	2,303,240
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	Baa1	(d)	585,000	541,535
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	Baa1	(e)	295,000	273,722
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AA		1,000,000	905,710
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	Baa1	(d)	645,000	593,961
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	Baa1	(e)	1,110,000	1,028,359
Alaska Housing Finance Corp. Home Mortgage Revenue Bonds 2008 Series B	5.250%	12/01/2029	Aa2		3,000,000	2,626,170

						9,759,721

Arizona (1.93%)
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2009	A+		1,200,000	1,239,372
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2010	A+		2,500,000	2,683,000
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	AA		900,000	951,561
Maricopa County, Arizona, Cave Creek Unified School District No. 93, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	Aa3		525,000	539,548
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa3		2,500,000	2,347,050
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A	5.000%	01/01/2024	AA		1,500,000	1,487,400

						9,247,931

Arkansas (3.56%)
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2013	Aa2		5,000,000	5,331,550
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2014	Aa2		2,000,000	2,119,100
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds	4.000%	06/01/2015	A1		960,000	964,147
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.250%	06/01/2015	A1		1,020,000	1,022,723
Van Buren Arkansas, School District No. 42, Refunded and Construction	4.500%	04/01/2017	Aa3		1,295,000	1,296,075
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.375%	06/01/2017	A1		1,110,000	1,110,610

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arkansas (Cont.)
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.500%	06/01/2018	A1	$1,155,000	$1,155,104
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A	4.500%	06/01/2021	Aa3	1,800,000	1,671,084
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (f)	5.125%	10/01/2022	A1	100,000	97,053
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (f)	5.250%	10/01/2024	A1	335,000	323,453
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008	5.250%	10/01/2028	Aa3	1,500,000	1,467,345
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (f)	5.500%	10/01/2030	A1	500,000	474,995

					17,033,239

California (7.83%)
State of California, Various Purpose, General Obligation Bonds (Prerefunded 02-01-2012 @ 100) (c)	5.000%	02/01/2014	Aaa	2,600,000	2,832,700
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project) (Prerefunded to 07-01-2013 @ 100) (c)	5.000%	07/01/2015	Aa3	1,000,000	1,112,980
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	Aa2	1,515,000	1,629,337
State of California, Various Purpose General Obligation Bonds	5.250%	11/01/2015	A1	3,000,000	3,156,030
Los Angeles Unified School District, County of Los Angeles, California, General Obligation Bonds, Series A 2003 (Prerefunded to 07-01-2013 @ 100) (c)	5.375%	07/01/2016	Aa3	3,905,000	4,400,310
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2017	A1	3,250,000	3,310,613
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003	5.000%	05/01/2017	Aa2	1,355,000	1,400,948
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	5,000,000	5,102,700
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B	5.000%	08/01/2017	Aa3	1,560,000	1,602,276
Desert Water Agency Financing Corporation (Water System Improvement Project), Series 2007	4.500%	05/01/2021	AA-	740,000	643,918
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.625%	05/01/2022	AA-	770,000	669,569
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa3	1,160,000	1,077,002
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	3,000,000	2,763,150
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2023	AA-	810,000	704,506
Kern High School District (Kern County, California), General Obligation Bonds, 2004 Election, Series C	4.750%	08/01/2023	AA	1,685,000	1,491,747
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa3	1,435,000	1,309,222
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2024	AA-	845,000	719,974
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008	4.750%	08/01/2025	AAA	575,000	532,525
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A (f)	5.250%	08/01/2026	Aa2	1,555,000	1,551,330

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Santa Clara Unified School District (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	4.875%	07/01/2027	AA	$1,000,000	$894,910
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	Aa3	600,000	549,246

					37,454,993

Colorado (4.43%)
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 1999 (Escrowed to maturity) (c)	5.500%	12/15/2009	Aa2	500,000	522,805
City of Boulder, Colorado, Open Space Acquisition Refunding Bonds, Series 1999	5.000%	08/15/2013	Aa1	1,855,000	1,880,692
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A	5.250%	12/15/2013	Aa3	1,750,000	1,858,622
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (c)	5.250%	12/15/2013	Aa3	1,250,000	1,360,500
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.500%	12/01/2014	Aa3	1,135,000	1,244,005
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12-01-2011 @ 100) (c)	5.250%	12/01/2014	Aa3	1,365,000	1,488,328
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aa2	510,000	549,673
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.500%	12/01/2015	Aa3	1,170,000	1,282,367
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12-01-2011 @ 100) (c)	5.250%	12/01/2016	Aa3	1,280,000	1,395,648
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AA+	1,705,000	1,731,018
Boulder Valley School District No. RE-2, Boulder and Gilpin Counties, Colorado, General Obligation Bonds, Series 1999	4.750%	12/01/2018	Aa3	2,000,000	2,012,540
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2019	Aa2	600,000	602,808
Boulder Valley School District No. RE-2, Boulder and Gilpin Counties, Colorado, General Obligation Bonds, Series 2007	4.250%	12/01/2021	Aa2	690,000	640,651
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2025	Aa3	1,500,000	1,354,815
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2026	Aa3	1,565,000	1,400,722
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A	5.000%	08/01/2032	Aa3	2,000,000	1,860,020

					21,185,214

Connecticut (1.98%)
State of Connecticut, General Obligation Bonds (Prerefunded to 11-15-2011 @ 100) (c)	5.125%	11/15/2016	Aa3	5,000,000	5,353,250
The University of Connecticut, General Obligation Bonds, Series A 2004	5.000%	01/15/2018	Aa3	600,000	624,672
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3	1,900,000	1,847,009

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Connecticut (Cont.)
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa		$1,800,000	$1,654,812

						9,479,743

Delaware (0.26%)
State of Delaware, General Obligation Bonds, Series 2007A	4.250%	05/01/2021	Aaa		1,325,000	1,248,667

Florida (4.23%)
State of Florida, State Board of Education, Public Education Capital Outlay, Refunding Bonds, 1999 Series B	5.500%	06/01/2016	Aa1		4,910,000	5,155,156
JEA St. Johns River Power Park System, Refunding Revenue Bonds, Issue Two, Series Seventeen	5.000%	10/01/2018	AA-		4,000,000	4,088,520
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa3		2,025,000	1,997,582
City of Pompano Beach, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006B	4.500%	07/01/2020	Baa1	(g)	1,220,000	1,091,424
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series D	4.375%	06/01/2021	Aa1		1,000,000	928,160
Orlando Utilities Commission, Utility System Revenue Refunding Bonds, Series 2006	4.750%	10/01/2021	AA		1,000,000	975,550
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	Baa1	(g)	1,500,000	1,346,445
City of Hollywood, Florida, General Obligation Bonds, Series 2005	5.000%	06/01/2024	A1		3,000,000	2,797,050
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	Aa3		2,000,000	1,867,680

						20,247,567

Georgia (3.69%)
State of Georgia, General Obligation Bonds, Series 1996C	6.250%	08/01/2009	Aaa		2,090,000	2,161,373
State of Georgia, General Obligation Bonds, Series 1995C	5.700%	07/01/2011	Aaa		2,000,000	2,170,780
State of Georgia, General Obligation Bonds, Series 1995B	5.750%	03/01/2012	Aaa		2,950,000	3,243,967
State of Georgia, General Obligation Bonds, Series 1995B (Escrowed to maturity) (c)	5.750%	03/01/2012	Aaa		50,000	55,428
State of Georgia, General Obligation Bonds, Series 1997A	6.250%	04/01/2012	Aaa		3,000,000	3,349,830
State of Georgia, General Obligation Bonds, Series B (Prerefunded to 05-01-2012 @ 100) (c)	5.125%	05/01/2014	Aaa		4,300,000	4,702,179
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008	5.625%	01/01/2028	Aa3		1,000,000	1,014,930
Forsyth County, Georgia, Series A (f)	5.000%	03/01/2028	Aa1		1,000,000	973,410

						17,671,897

Hawaii (0.68%)
State of Hawaii, General Obligation Bonds of 1992, Series BW	6.375%	03/01/2011	Aa2		2,945,000	3,203,218
State of Hawaii, General Obligation Bonds of 1992, Series BW (Escrowed to maturity) (c)	6.375%	03/01/2011	Aa2		55,000	60,291

						3,263,509

Idaho (0.56%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.750%	08/15/2018	A		1,690,000	1,734,244

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Idaho (Cont.)
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.625%	08/01/2022	Aa2		$1,000,000	$956,500

						2,690,744

Illinois (2.94%)
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aa1		3,750,000	4,154,850
Lake County Forest Preserve District, Lake County, Illinois, General Obligation Land Acquisition and Development Bonds, Series 2000 (Prerefunded to 12-15-2010 @ 100) (c)	5.000%	12/15/2012	Aaa		500,000	530,975
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	Aa3		2,000,000	2,186,260
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2015	Aa3		1,045,000	1,109,727
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2016	Aa3		1,100,000	1,156,177
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aa3		900,000	902,304
Community Unit School District Number 200-U Will County, Illinois	5.000%	11/01/2019	A3		1,650,000	1,676,912
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds, Series B of 2006	4.375%	12/01/2020	Aa2		1,565,000	1,440,567
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2024	A1		1,000,000	935,470

						14,093,242

Indiana (1.63%)
Eagle-Union Community Schools Building Corporation, Boone County, Indiana, 1st Mortgage Refunding Bonds, Series 1999	4.875%	07/05/2015	Aa3		2,325,000	2,350,622
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	Baa1	(i)	2,635,000	2,755,946
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	Aa3		1,665,000	1,726,572
The Trustees of Ivy Tech Community College of Indiana, Ivy Tech Community College Student Fee Bonds, Series K	5.000%	07/01/2024	Aa3		1,000,000	981,920

						7,815,060

Iowa (2.02%)
City of Des Moines, Iowa, General Obligation Bonds, Series 2007C Urban Renewal	4.000%	06/01/2015	Aa2		990,000	1,023,185
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006	4.000%	11/01/2015	Aa2		975,000	1,000,447
Black Hawk County, Iowa, General Obligation Bonds, Series 2008B	4.600%	06/01/2018	A1		520,000	517,234
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A	5.000%	06/01/2018	Aa1		850,000	876,325
Clear Creek Amana Community School District, Iowa, General Obligation School Bonds	4.625%	06/01/2019	A3		1,200,000	1,189,668
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2025	Aa2		1,775,000	1,619,421
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2026	Aa2		1,850,000	1,667,571

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.750%	07/01/2027	Aa2		$1,950,000	$1,770,990

						9,664,841

Kansas (5.21%)
Unified School District No. 383, Riley County, Kansas, (Manhattan-Ogden) General Obligation Refunding Bonds, Series 2001	5.000%	11/01/2014	Aa3		2,790,000	2,911,867
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa		2,000,000	2,247,400
City of Overland Park, Kansas Internal Improvement Bonds, Series 2006A	4.250%	09/01/2016	Aaa		1,220,000	1,253,745
Unified School District No. 233, Johnson County, Kansas, (Olathe) General Obligation School Bonds, Series 2003B	4.500%	09/01/2016	Aa3		1,000,000	1,005,200
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	A1		1,300,000	1,213,342
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	A2		670,000	693,919
Unified School District No. 263, Sedgwick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004	5.000%	09/01/2018	A3		1,000,000	1,033,690
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aa3		910,000	951,123
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2019	Aa2		980,000	970,416
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2022	Aaa		1,000,000	950,590
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aa3		890,000	810,434
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2023	Aaa		1,815,000	1,704,394
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.625%	09/01/2024	Aaa		1,895,000	1,787,307
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.500%	09/01/2025	Aaa		1,115,000	1,023,403
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2005C	5.000%	10/01/2025	Baa1	(e)	1,240,000	1,193,487
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2026	Aaa		2,220,000	2,080,606
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2029	Aa3		1,550,000	1,518,256
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2030	Aa3		1,630,000	1,584,018

						24,933,197

Kentucky (2.21%)
Louisville and Jefferson County Metropolitan Sewer District (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1999A	5.500%	05/15/2009	AA		2,720,000	2,770,565
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.600%	12/01/2013	Aa2		1,665,000	1,709,955
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.700%	12/01/2014	Aa2		1,745,000	1,791,312
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aa3		1,275,000	1,279,896
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aa2		1,665,000	1,583,981

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kentucky (Cont.)
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3		$1,500,000	$1,463,700

						10,599,409

Louisiana (1.63%)
State of Louisiana, General Obligation Bonds, Series 2003 A	5.000%	05/01/2018	A1		4,000,000	4,074,240
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	Baa1	(d)	1,500,000	1,436,685
Caddo Parish, Louisiana, General Obligation Bonds Series 2007	4.500%	02/01/2020	Aa3		405,000	381,704
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	A1		2,000,000	1,927,720

						7,820,349

Maine (1.14%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa1		200,000	190,268
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa1		3,515,000	3,277,421
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	Aa3		2,100,000	1,972,908

						5,440,597

Maryland (1.28%)
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa		430,000	483,423
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa		1,050,000	1,118,439
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aa1		455,000	459,045
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa		2,000,000	2,083,200
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A	4.625%	04/01/2026	Aa2		2,140,000	1,969,421

						6,113,528

Massachusetts (1.38%)
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa3		1,135,000	1,200,104
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2017	Aa2		5,000,000	5,388,700

						6,588,804

Michigan (1.53%)
State of Michigan, General Obligation Bonds, Clean Michigan Initiative Program, Series 1999A (Escrowed to maturity) (c)	5.500%	11/01/2009	Aa3		3,040,000	3,162,330
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.850%	05/01/2015	Aa3		1,000,000	1,004,840
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.900%	05/01/2016	Aa3		1,000,000	1,004,300
Grosse Pointe Public School System, County of Wayne, State of Michigan, 2007 Refunding Bonds, (Unlimited Tax General Obligation)	4.375%	05/01/2020	Aa2		235,000	224,117
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	Aa2		2,000,000	1,945,760

						7,341,347

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Minnesota (0.13%)
Anoka Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation, Alternative Facility Bonds, Series 2004A	4.000%	02/01/2017	Aa2	$615,000	$615,338

Mississippi (2.54%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa3	2,000,000	2,206,440
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa3	2,000,000	2,237,060
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005	4.000%	05/01/2018	Aa3	1,685,000	1,596,369
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	Aa3	1,000,000	1,008,040
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.375%	08/01/2019	Aa3	475,000	456,812
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.375%	08/01/2019	Aa3	525,000	504,898
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.500%	08/01/2020	Aa3	500,000	478,620
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.500%	08/01/2020	Aa3	400,000	382,896
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2025	Aa3	2,290,000	2,276,283
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2026	Aa3	1,000,000	987,170

					12,134,588

Missouri (3.08%)
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2001 (Prerefunded to 02-01-2012 @ 100) (c)	5.125%	02/01/2016	Aaa	2,050,000	2,228,145
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aa1	1,850,000	1,843,877
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	1,060,000	1,018,363
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	530,000	490,038
City of Ladue School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	1,455,000	1,458,783
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008	4.750%	03/01/2027	Aa2	6,000,000	5,550,360
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008	5.000%	03/01/2028	AA	2,250,000	2,145,510

					14,735,076

Montana (0.11%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	Aa2	490,000	504,553

Nebraska (4.14%)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 1992 Series B (Escrowed to maturity) (c)	6.150%	02/01/2012	Aa2	6,000,000	6,347,040

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 2002, Series B	5.000%	02/01/2013	AA		$2,500,000	$2,670,775
Nebraska Public Power District Revenue Series A	5.000%	01/01/2017	A		3,000,000	3,105,210
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2018	Aa1		2,140,000	2,180,895
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2019	Aa1		2,140,000	2,151,385
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aa3		1,565,000	1,461,773
Douglas County School District 0010 in the State of Nebraska, (Elkhorn Public Schools), General Obligation Bonds, Series 2008	4.625%	07/15/2024	Aa3		2,120,000	1,912,643

						19,829,721

New Hampshire (1.26%)
City of Concord, New Hampshire, General Obligations Bonds	4.750%	07/15/2016	Aa2		515,000	541,517
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003	5.000%	12/01/2017	Aa2		2,620,000	2,742,171
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	Aa2		1,405,000	1,338,403
New Hampshire Municipal Bond Bank Series B Bonds	4.750%	08/15/2023	Aa3		1,500,000	1,417,830

						6,039,921

New Jersey (2.11%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa3		7,000,000	7,703,080
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005	4.000%	07/15/2018	Aa3		1,230,000	1,217,368
The Board of Education, of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2		1,240,000	1,166,108

						10,086,556

New Mexico (0.96%)
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2022	Baa1	(e)	1,365,000	1,345,262
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2023	Baa1	(e)	1,435,000	1,393,285
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds Series 2008B	4.500%	08/01/2023	Aa2		2,000,000	1,836,580

						4,575,127

New York (1.51%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2		2,000,000	2,080,640
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aa3		1,000,000	994,270
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	Baa1	(h)	2,000,000	2,002,160
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2020	Aa3		695,000	659,917
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2021	Aa3		625,000	578,131

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (Cont.)
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	Aa3	$1,000,000	$890,870

					7,205,988

North Carolina (0.58%)
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa2	855,000	845,347
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	A	545,000	493,732
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2024	Aa3	1,555,000	1,453,972

					2,793,051

North Dakota (0.69%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2016	Aaa	1,915,000	2,019,712
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2017	Aaa	1,225,000	1,276,597

					3,296,309

Ohio (3.63%)
Hilliard City School District, Ohio, General Obligation (Unlimited Tax) School Improvement Bonds, Series 2000	5.300%	12/01/2010	Aa2	2,000,000	2,115,100
State of Ohio, Higher Education Capital Facilities, General Obligation Bonds, Series 2000A	5.250%	02/01/2011	Aa1	2,000,000	2,062,480
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax, School Improvement and Refunding Bonds, Series 2001	5.250%	12/01/2013	AA1	1,375,000	1,447,462
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax, School Improvement and Refunding Bonds, Series 2001 (Prerefunded to 06-01-2011) (c)	5.250%	12/01/2013	Aa2	1,405,000	1,518,426
Mason City School District, Counties of Warren and Butler, Ohio, School Improvement Unlimited Tax General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.000%	12/01/2013	Aa1	1,900,000	2,057,947
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003 (Prerefunded to 06-01-2011 @ 100) (c)	5.000%	12/01/2016	Aa1	1,140,000	1,222,240
Ohio State University (A State University of Ohio) General Receipts Bonds, Series 2002 A	5.250%	12/01/2016	Aa2	5,095,000	5,381,848
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,560,408

					17,365,911

Oklahoma (1.44%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 1999	5.250%	12/01/2009	Aa2	1,680,000	1,746,041
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA	1,230,000	1,271,758
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.625%	05/01/2025	Aa2	1,485,000	1,397,801
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	3,000,000	2,455,770

					6,871,370

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oregon (3.08%)
Deschutes County, Oregon, Administrative School District Number 1 (Bend-La Pine) General Obligation Bonds, Series 2001A (Prerefunded to 06-15-2011 @ 100) (c)	5.500%	06/15/2014	Aa2		$3,500,000	$3,808,350
Gresham-Barlow School District 10, Multnomah and Clackamas Counties, Oregon, General Obligation Bonds, Series 2001 (Prerefunded to 06-15-2011 @ 100) (c)	5.500%	06/15/2014	Aa3		1,880,000	2,045,628
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (c)	5.250%	06/15/2015	Aa2		3,540,000	3,891,168
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aa2		2,135,000	2,328,367
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004	4.750%	06/01/2018	A1		500,000	507,725
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aa2		1,625,000	1,683,695
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2		570,000	498,875

						14,763,808

Pennsylvania (2.04%)
Commonwealth of Pennsylvania, General Obligation Bonds, First Series of 2001	5.000%	01/15/2013	Aa2		2,000,000	2,096,780
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	Baa1	(j)	1,070,000	1,098,055
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	Baa1	(j)	1,010,000	1,023,615
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	Baa1	(g)	1,030,000	1,046,810
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	Baa1	(j)	1,160,000	1,179,453
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	Baa1	(g)	1,000,000	1,012,710
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2006	4.375%	11/15/2021	Aaa		2,400,000	2,288,328

						9,745,751

Rhode Island (0.20%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2023	Aa3		1,000,000	953,530

South Carolina (1.93%)
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 1999	5.500%	02/01/2010	Aa2		2,675,000	2,791,309
School District Number 1 of Richland County, South Carolina, General Obligation Bonds, Series 1999	5.500%	03/01/2010	AA		1,800,000	1,881,540
South Carolina Transportation, Infrastructure Revenue Series A	4.500%	10/01/2014	A1		1,800,000	1,804,698
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007	5.000%	07/01/2022	A3		1,000,000	975,900
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3		800,000	739,016

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
South Carolina (Cont.)
University of South Carolina, Higher Education Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3		$1,130,000	$1,050,674

						9,243,137

South Dakota (0.26%)
Harrisburg School District No. 41-2 Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2022	Aa3		1,370,000	1,263,140

Tennessee (3.23%)
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2012	Aaa		2,335,000	2,505,922
Nashville & Davidson County, Tennessee, General Obligation Multi-Purpose Refunding Bonds, Series 2002	5.000%	11/15/2013	Aa2		3,870,000	4,045,969
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2014	Aaa		2,705,000	2,939,605
City of Knoxville, Tennessee, Gas System Revenue Refunding and Improvement Bonds, Series K-2004	4.750%	03/01/2018	Aa3		2,115,000	2,149,178
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B (f)	4.750%	05/01/2023	Aa2		2,000,000	1,939,000
State of Tennessee, General Obligation Bonds, 2007 Series A	4.400%	10/01/2023	Aa1		1,050,000	967,228
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2025	AA+		1,000,000	910,820

						15,457,722

Texas (3.44%)
Fort Worth Independent School District (Tarrant County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.500%	02/15/2010	Aaa		3,000,000	3,135,510
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 02-01-2010 @ 100) (c)	5.750%	02/01/2012	Aa1		1,300,000	1,355,939
McKinney Independent School District (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.125%	02/15/2012	Aaa		2,115,000	2,171,280
Round Rock Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999	4.750%	08/01/2015	Aaa		750,000	756,135
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A	5.000%	02/15/2020	AAA		1,535,000	1,569,338
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2021	Aaa		490,000	482,390
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2022	Aaa		470,000	457,827
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	Baa1	(h)	375,000	375,758
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	Baa1	(h)	395,000	392,938
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	Aaa		1,165,000	1,044,283
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A	5.250%	11/15/2026	A1		3,000,000	2,809,590
Trinity River Authority of Texas, (Tarrant County Water Project), Improvement Revenue Bonds, Series 2008 (f)	5.750%	02/01/2027	A1		1,000,000	978,970

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2028	AA-	$1,000,000	$925,430

					16,455,388

Utah (0.86%)
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007	4.750%	06/01/2022	Aaa	2,375,000	2,330,920
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008	5.000%	06/15/2029	Aa3	1,970,000	1,796,404

					4,127,324

Vermont (0.13%)
State of Vermont, General Obligation Bonds, 2007 Series D	4.625%	07/15/2024	AA+	650,000	619,625

Virginia (1.81%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2001A	5.000%	08/01/2014	Aa1	2,000,000	2,108,380
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aa3	1,020,000	1,008,749
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,416,582
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006	4.125%	12/01/2020	Aaa	2,300,000	2,187,944
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2004A	4.750%	08/01/2026	Aa1	1,000,000	931,630

					8,653,285

Washington (3.43%)
Lakewood School District No. 306, Snohomish County, Washington, Unlimited Tax General Obligation Bonds, 2000	5.550%	12/01/2010	Aa1	2,035,000	2,169,778
State of Washington, General Obligation Bonds, Series 1993A	5.750%	10/01/2012	Aa1	3,650,000	3,857,721
State of Washington, General Obligation Bonds, Series 1993A (Escrowed to Maturity) (c)	5.750%	10/01/2012	Aa1	50,000	52,873
Seattle, Washington, Water System Revenue 1998	5.000%	10/01/2013	Aa2	2,495,000	2,540,908
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2017	Aa2	705,000	731,783
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004	5.000%	12/01/2017	Aa1	1,000,000	1,051,740
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2018	Aa2	740,000	761,046
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	A1	565,000	526,795
Bellevue School District No 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2025	Aa1	1,000,000	943,680
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (f)	5.000%	12/01/2025	Aa1	2,000,000	1,935,500
Public Utility District No. 1 of Clark County, Washington,Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	A1	500,000	461,550

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
State of Washington, Various Purpose General Obligation Bonds, Series 2009A	5.000%	07/01/2031	Aa1	$1,500,000	$1,388,745

					16,422,119

West Virginia (0.49%)
West Virginia University Board of Governors, University Revenue Improvement Bonds, West Virginia Univeristy Projections, 2004 Series C	5.000%	10/01/2024	A1	2,500,000	2,358,175

Wisconsin (2.36%)
State of Wisconsin, General Obligation Refunding Bonds of 1993, Series 2	5.125%	11/01/2010	Aa3	2,500,000	2,628,375
City of Madison, Wisconsin, General Obligation Promissory Notes, Series 2005-A	4.000%	10/01/2015	Aaa	630,000	635,286
City of Appleton, Outagamie, Winnebago, and Calumet Counties, Wisconsin, Water System Revenue Refunding Bonds, Series 2001 (Prerefunded to 01-01-2012 @ 100) (c)	5.375%	01/01/2016	NR	2,985,000	3,232,098
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds	4.750%	10/01/2021	Aa3	545,000	548,156
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds	4.750%	04/01/2022	A1	1,000,000	936,020
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	Aa3	800,000	777,816
State of Wisconsin, General Obligation Bonds of 2007, Series B	4.750%	05/01/2023	Aa3	2,335,000	2,259,159
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	Aa3	300,000	287,643

					11,304,553

Wyoming (0.35%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007	5.000%	12/01/2024	AA-	1,700,000	1,666,986

Total Long-term Municipal Bonds
(cost $477,840,743)					473,771,197

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Shares	Value
Short-term Investments (1.35%)
JPMorgan Tax Free Money Market Fund				6,476,867	$6,476,867

Total Short-term Investments
(cost $6,476,867)					6,476,867

TOTAL INVESTMENTS (100.34%)
(cost $484,317,610)					480,248,064
LIABILITIES, NET OF OTHER ASSETS (-0.34%)					(1,614,714)

NET ASSETS (100.00%)					$478,633,350

(a)	Ratings are not audited and represent the lower of Moody’s or S&P ratings

(b)	Long-term Municipal Bonds consisted of 13.54% Advanced Refund Bonds, 45.12% General Obligation Bonds and 41.34% Municipal Revenue Bonds.

(c)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government Agency securities to ensure the timely payment of principal and interest.

(d)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at A+. See the State Farm Municipal Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond fund insurance companies.

(e)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA-. See the State Farm Municipal Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.
(f)	Securities purchased on a “when-issued” basis.

(g)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Neither Moody’s nor S&P rated the underlying security. See the State Farm Municipal Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies .

(h)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA. See the State Farm Municipal Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.

(i)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA+. See the State Farm Municipal Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.

(j)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at A. See the State Farm Municipal Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.

NR – Not Rated

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2008

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,442,983,757	771,943,902	312,310,488	484,317,610

Investments in securities at market value	$2,549,333,833	1,044,160,034	326,187,570	480,248,064
Foreign currencies at value (cost $1,108,108 and $407,628, respectively)	1,113,897	409,757	—	—
Receivable for:
Dividends and interest	10,860,679	8,172,029	2,504,693	6,928,881
Shares of the Fund sold	3,088,888	727,081	263,103	202,826
Securities sold	—	—	—	255,723
Prepaid expenses	23,373	8,749	1,674	3,108

Total assets	2,564,420,670	1,053,477,650	328,957,040	487,638,602

Liabilities and Net Assets
Distributions to shareowners	—	—	17,571	408,327
Payable for:
Shares of the Fund redeemed	141,579	113,792	124,216	78,245
Securities purchased	1,113,852	409,727	—	8,431,384
Due to affiliates	230,287	106,155	35,753	55,030
Accrued liabilities	66,908	36,590	22,677	32,266

Total liabilities	1,552,626	666,264	200,217	9,005,252

Net assets applicable to shares outstanding of common stock	$2,562,868,044	1,052,811,386	328,756,823	478,633,350

Fund shares outstanding (no par value, unlimited number of shares authorized)	60,632,381	22,573,879	31,911,611	58,657,737
Net asset value, offering price and redemption price per share	$42.27	46.64	10.30	8.16

Analysis of Net Assets
Paid in capital	$1,478,745,665	761,466,559	317,218,271	481,506,490
Accumulated net realized gain (loss)	(57,736,115)	1,640	(2,338,530)	1,196,406
Net unrealized appreciation (depreciation)	1,106,350,970	272,217,444	13,877,082	(4,069,546)
Undistributed net investment income	35,507,524	19,125,743	—	—

Net assets applicable to shares outstanding	$2,562,868,044	1,052,811,386	328,756,823	478,633,350

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2008

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$83,479,206	19,288,536	—	—
Interest	963,741	24,762,000	8,913,592	11,684
Tax-exempt interest	—	—	—	21,536,244

	84,442,947	44,050,536	8,913,592	21,547,928
Less: foreign withholding taxes	(878,539)	(194,244)	—	—

Total investment income	83,564,408	43,856,292	8,913,592	21,547,928
Expenses:
Investment advisory and management fees	3,533,723	1,405,753	334,684	554,026
Trustees’ fees and expenses	140,424	51,759	9,953	19,768
Reports to shareholders	104,687	43,591	12,438	9,591
Professional fees	88,357	50,843	29,730	38,689
Errors & omissions insurance	62,754	22,509	4,047	8,215
Custodian fees	55,274	9,506	667	4,699
ICI dues	39,825	13,741	2,215	5,128
Regulatory fees	35,527	26,357	32,692	24,413
Fidelity bond expense	9,518	3,486	635	1,247
Securities valuation fees	1,585	21,027	1,871	66,857

Total expenses	4,071,674	1,648,572	428,932	732,633

Net investment income	79,492,734	42,207,720	8,484,660	20,815,295
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(57,736,115)	(11,644)	—	1,196,406
Net realized loss on foreign currency transactions	(84,002)	(36,013)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,123,415,380)	(280,058,917)	9,669,629	(16,557,999)

Net realized and unrealized gain (loss) on investments	(1,181,235,497)	(280,106,574)	9,669,629	(15,361,593)

Net change in net assets resulting from operations	$(1,101,742,763)	(237,898,854)	18,154,289	5,453,702

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2008	2007
From operations:
Net investment income	$79,492,734	72,920,245
Net realized gain (loss)	(57,820,117)	144,206,413
Change in net unrealized appreciation or depreciation	(1,123,415,380)	248,133,646

Net change in net assets resulting from operations	(1,101,742,763)	465,260,304
Distributions to shareholders from and in excess of:
Net investment income	(79,202,497)	(70,614,072)
Net realized gain	(124,286,902)	—

Total distributions to shareholders	(203,489,399)	(70,614,072)
From Fund share transactions:
Proceeds from shares sold	243,228,293	246,875,809
Reinvestment of distributions	195,566,592	67,669,902

	438,794,885	314,545,711
Less payments for shares redeemed	(372,127,017)	(355,705,202)

Net increase (decrease) in net assets from Fund share transactions	66,667,868	(41,159,491)

Total increase (decrease) in net assets	(1,238,564,294)	353,486,741

Net assets:
Beginning of period	3,801,432,338	3,447,945,597

End of period*	$2,562,868,044	3,801,432,338

*Including undistributed net investment income	35,507,524	35,301,289

Share Information
Sold	4,481,208	4,106,783
Issued in reinvestment of distributions	3,311,781	1,150,906
Redeemed	(7,037,876)	(5,896,197)

Net increase (decrease)	755,113	(638,508)

See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2008	2007	2008	2007	2008	2007
42,207,720	39,243,411	8,484,660	7,361,188	20,815,295	20,000,411
(47,657)	38,548,789	—	—	1,196,406	861,326
(280,058,917)	62,261,007	9,669,629	6,506,462	(16,557,999)	(2,989,514)

(237,898,854)	140,053,207	18,154,289	13,867,650	5,453,702	17,872,223
(41,756,823)	(38,018,887)	(8,484,660)	(7,361,188)	(20,815,295)	(20,000,411)
(38,554,378)	(1,194,822)	—	—	(861,326)	(104,486)

(80,311,201)	(39,213,709)	(8,484,660)	(7,361,188)	(21,676,621)	(20,104,897)
121,440,141	98,305,587	187,437,176	98,078,105	47,758,452	27,869,688
77,183,578	37,580,325	8,244,624	8,149,158	16,700,203	17,828,220

198,623,719	135,885,912	195,681,800	106,227,263	64,458,655	45,697,908
(167,225,528)	(131,603,588)	(103,342,050)	(67,072,351)	(35,341,972)	(28,549,518)

31,398,191	4,282,324	92,339,750	39,154,912	29,116,683	17,148,390

(286,811,864)	105,121,822	102,009,379	45,661,374	12,893,764	14,915,716

1,339,623,250	1,234,501,428	226,747,444	181,086,070	465,739,586	450,823,870

1,052,811,386	1,339,623,250	328,756,823	226,747,444	478,633,350	465,739,586

19,125,743	18,724,143	—	—	—	—

2,236,018	1,708,112	18,561,015	10,114,122	5,702,705	3,333,367
1,366,133	667,550	819,794	841,659	2,006,241	2,128,738
(3,188,447)	(2,285,689)	(10,271,516)	(6,938,268)	(4,279,560)	(3,412,368)

413,704	89,973	9,109,293	4,017,513	3,429,386	2,049,737

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in fixed income securities to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Short sales are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are generally valued at the closing values of such securities on the respective exchange where each security is primarily traded. In the event that State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, determines that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time as of which the security is to be valued (“subsequent event”), the security is valued at fair value in accordance with procedures established by the Trust’s Board of Trustees. A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If a security is valued at “fair value,” that value may be different from the last quoted market price.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value a Fund might reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets as of November 30, 2008:

	Investments in Securities
Fund	Level 1	Level 2	Level 3	Total
Growth Fund	$2,549,333,833	$—	$—	$2,549,333,833
Balanced Fund	577,262,697	466,897,337	—	1,044,160,034
Interim Fund	76,808,189	249,379,381	—	326,187,570
Municipal Bond Fund	6,476,867	473,771,197	—	480,248,064

The Funds did not hold any Level 3 securities or other financial instruments as of November 30, 2007 or November 30, 2008.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2008, the Municipal Bond Fund had commitments of $8,431,384 (representing 1.76% of net assets) for when-issued securities.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds implemented Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48) beginning with fiscal year December 1, 2007. The Trust’s management has completed a review of FIN 48 and has determined that no tax liability is required for unrecognized tax benefits, and no additional disclosures are needed, as of November 30, 2008. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

As of November 30, 2008, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for each Fund were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,442,983,757	$1,240,339,772	$(133,989,696)	$1,106,350,076
Balanced Fund	771,877,032	315,403,555	(43,120,553)	272,283,002
Interim Fund	312,310,488	13,877,082	—	13,877,082
Municipal Bond Fund	484,317,610	9,387,070	(13,456,616)	(4,069,546)

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 17, 2008, the Growth Fund declared an ordinary income dividend of $0.653 per share to shareholders of record on December 16, 2008 (reinvestment date December 17, 2008).

On December 17, 2008, the Balanced Fund declared an ordinary income dividend of $0.972 per share and a capital gain distribution of $0.0001 per share to shareholders of record on December 16, 2008 (reinvestment date December 17, 2008).

On December 17, 2008, the Municipal Bond Fund declared a capital gain distribution of $0.02046 per share to shareholders of record on December 16, 2008 (reinvestment date December 17, 2008).

As of November 30, 2008, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Growth Fund	Interim Fund
2009	$—	1,179,218
2010	—	399,032
2012	—	234,320
2013	—	375,020
2014	—	61,482
2015	—	89,458
2016	57,736,115	—

Total:	$57,736,115	2,338,530

The Interim Fund had a capital loss carryover of $3,819,121 that expired in 2008 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2008, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Undistributed ordinary income	$35,507,524	19,058,873	—	28,716
Undistributed long-term gain	—	1,640	—	1,167,690
Unrealized appreciation (depreciation)	1,106,350,970	272,284,314	13,877,082	(4,069,546)

Total	$1,141,858,494	291,344,827	13,877,082	(2,873,140)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, expiring capital loss carryovers, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

As of November 30, 2008, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Growth Fund	$—	84,002	(84,002)
Balanced Fund	—	49,297	(49,297)
Interim Fund	(3,819,121)	3,819,121	—

The tax character of distributions for the Municipal Bond Fund (including distributions declared but not yet paid) was as follows for the years ended November 30, 2008 and November 30, 2007:

2008	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$20,804,010	$22,246	$850,365	$21,676,621

For the remaining Funds, the tax character of distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended November 30, 2008.

2007	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$19,993,088	$7,369	$104,440	$20,104,897

For the remaining Funds, the tax character of distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended November 30, 2007.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2008. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. At this time, the Trust’s management is evaluating the implications of SFAS 161, and its impact on the Funds’ financial statements, if any, has not yet been determined.

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Investment transactions

Investment transactions (exclusive of short-term instruments) for the year ended November 30, 2008:

Growth Fund
Purchases	$51,460,588
Proceeds from sales	117,293,377
Balanced Fund
Purchases	51,894,780
Proceeds from sales	58,625,630
Interim Fund
Purchases	89,850,514
Proceeds from sales	33,150,000
Municipal Bond Fund
Purchases	96,651,563
Proceeds from sales	74,369,510

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$63.49	56.98	50.06	47.79	43.23

Income from Investment Operations
Net investment income (a)	1.29	1.20	1.10	0.94	0.96
Net gain (loss) on investments (both realized and unrealized)	(19.12)	6.48	6.83	2.37	4.36

Total from investment operations	(17.83)	7.68	7.93	3.31	5.32

Less Distributions
Net investment income	(1.31)	(1.17)	(1.01)	(1.04)	(0.76)
Net realized gain	(2.08)	—	—	—	—

Total distributions	(3.39)	(1.17)	(1.01)	(1.04)	(0.76)

Net asset value, end of period	$42.27	63.49	56.98	50.06	47.79

Total Return	(29.57)%	13.65%	16.07%	7.04%	12.41%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,562.9	3,801.4	3,447.9	3,071.1	2,896.7

Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.35%	2.00%	2.07%	1.93%	2.11%

Portfolio turnover rate	2%	4%	2%	1%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30
	2008	2007	2006	2005		2004
Net asset value, beginning of period	$60.45	55.94	51.07	50.30		47.19

Income from Investment Operations
Net investment income (a)	1.83	1.76	1.66	1.53		1.55
Net gain (loss) on investments (both realized and unrealized)	(12.05)	4.52	4.78	0.82		2.99

Total from investment operations	(10.22)	6.28	6.44	2.35		4.54

Less Distributions
Net investment income	(1.85)	(1.72)	(1.57)	(1.58)		(1.43)
Net realized gain	(1.74)	(0.05)	—	—		—

Total distributions	(3.59)	(1.77)	(1.57)	(1.58)		(1.43)

Net asset value, end of period	$46.64	60.45	55.94	51.07		50.30

Total Return	(17.88)%	11.49%	12.91%	4.79	%(b)	9.79	%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,052.8	1,339.6	1,234.5	1,124.1		1,067.3

Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.14%		0.13%
Net investment income	3.36%	3.06%	3.13%	3.04%		3.18%

Portfolio turnover rate	4%	9%	4%	3%		3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Based upon net asset value of $50.30, as of November 30, 2004 (as calculated for financial reporting purposes, taking into account transactions that occurred on November 30, 2004). For shareholder subscriptions and redemptions on November 30, 2004, the net asset value was $50.31, which caused the total returns for the year ended November 30, 2005 and the year ended November 30, 2004 to be equivalent to 4.76% and 9.81%, respectively.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.94	9.64	9.59	9.81	10.02

Income from Investment Operations
Net investment income	0.33	0.37	0.35	0.35	0.36
Net gain (loss) on investments (both realized and unrealized)	0.36	0.30	0.05	(0.22)	(0.21)

Total from investment operations	0.69	0.67	0.40	0.13	0.15

Less Distributions
Net investment income	(0.33)	(0.37)	(0.35)	(0.35)	(0.36)

Total distributions	(0.33)	(0.37)	(0.35)	(0.35)	(0.36)

Net asset value, end of period	$10.30	9.94	9.64	9.59	9.81

Total Return	7.09%	7.13%	4.30%	1.34%	1.51%

Ratios/Supplemental Data
Net assets, end of period (millions)	$328.8	226.7	181.1	185.5	199.9

Average net asset ratios
Expenses	0.17%	0.18%	0.19%	0.19%	0.17%
Net investment income	3.28%	3.83%	3.71%	3.60%	3.63%

Portfolio turnover rate	16%	18%	15%	11%	21%

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.43	8.48	8.47	8.65	8.77

Income from Investment Operations
Net investment income	0.36	0.37	0.38	0.38	0.38
Net gain (loss) on investments (both realized and unrealized)	(0.25)	(0.05)	0.01	(0.18)	(0.11)

Total from investment operations	0.11	0.32	0.39	0.20	0.27

Less Distributions
Net investment income	(0.36)	(0.37)	(0.38)	(0.38)	(0.38)
Net realized gain (a)	(0.02)	—	—	—	(0.01)

Total distributions	(0.38)	(0.37)	(0.38)	(0.38)	(0.39)

Net asset value, end of period	$8.16	8.43	8.48	8.47	8.65

Total Return	1.30%	3.91%	4.73%	2.33%	3.13%

Ratios/Supplemental Data
Net assets, end of period (millions)	$478.6	465.7	450.8	444.8	440.8

Average net asset ratios
Expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	4.35%	4.41%	4.46%	4.41%	4.41%

Portfolio turnover rate	16%	13%	6%	5%	6%

(a)	Distributions represent less than $0.01 per share for the years ended November 30, 2007 and November 30, 2006.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

State Farm Associates’ Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund (the “Funds”), comprising the State Farm Associates’ Funds Trust, as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies by brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 21, 2009

Management Information – State Farm Associates’ Funds Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT – (1999-2003) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2001 and serves until successor is elected or appointed.	Retired (since 1/2007); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	TRUSTEE – MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	29	None

Management Information – State Farm Associates’ Funds Trust

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, PRESIDENT, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 49	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001) and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Investment Management Corp. and State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	29	None

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Associates’ Funds Trust

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 54	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (before 6/2006) – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 2000 to the predecessor of the Trust and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT (since 2001) and Director (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 61	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 62	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Vice President	Began service in 2003 and served until May 2008.	VICE PRESIDENT – SECURITIES PRODUCTS (8/2003-5/2008), EXECUTIVE ASSISTANT (11/2002-8/2003) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (9/2003-5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 42	Vice President	Began service in May 2008 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005 – 5/2008), VICE PRESIDENT – AGENCY (1/2004 – 10/2005), EXECUTIVE ASSISTANT (1/2003 – 1/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Dick Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 49	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 49	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-0740
statefarm.com®

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

1-2009
190-4049.10-CH
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw, a member of the registrant’s Committee of Independent Trustees, and Anita Nagler, a member of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

Billed to registrant for fiscal year ending November 30, 2008: $ 114,495

Billed to registrant for fiscal year ending November 30, 2007: $ 109,482

The audit fees for November 30, 2008 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b) Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2008: $ 0

Billed to registrant for fiscal year ending November 30, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2008: $ 0

Billed for fiscal year ending November 30, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c) Tax Fees

Billed to registrant for fiscal year ending November 30, 2008: $ 14,000

Billed to registrant for fiscal year ending November 30, 2007: $ 19,724

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2008: $ 0

Billed for fiscal year ending November 30, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d) All Other Fees

Billed to registrant for fiscal year ending November 30, 2008: $ 0

Billed to registrant for fiscal year ending November 30, 2007: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2008: $ 25,000

Billed for fiscal year ending November 30, 2007: $ 36,300

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1) The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2008:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2007:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2008:	not applicable	not applicable	100%
Fiscal year ending November 30, 2007:	not applicable	not applicable	100%

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2008: $14,000

Fiscal year ending November 30, 2007: $19,724

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2008: $25,000

Fiscal year ending November 30, 2007: $36,300

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2008: $0

Fiscal year ending November 30, 2007: $0

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

BY	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date: January 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date: January 27, 2009

BY	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer

Date: January 27, 2009